UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

          May 18, 2005
Date of Report (Date of earliest event reported)

                    CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

     3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)

                       (650) 843-2800
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

The following Director of Registrant has adopted a “plan” under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading shares of Registrant’s common stock, par value $0.001 per share, and/or exchangeable shares:

G. Kirk Raab

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By: /s/ Sanjiv S. Dhawan

        Sanjiv S. Dhawan
        Vice President, Corporate Counsel

Date:  May 19, 2005